Exhibit 32.2

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of First American Capital Corporation (the "Company") for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John F. Van Engelen, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                    SIGNATURE




                                       First American Capital Corporation
Date: October 6, 2006

                                       By: /s/ John F. Van Engelen
                                          --------------------------------------
                                          Name:  John F. Van Engelen
                                          Title: Treasurer and Chief Financial
                                                 Officer